UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 21, 2025, United Fire Group, Inc. (the "Company") held its 2025 Annual Meeting of Shareholders (the "Annual Meeting").
Each of the director nominees were elected and all the other proposals submitted to the Company's shareholders were approved. The following are the final voting results for each proposal presented at the Annual Meeting.
Proposal 1: Elect three Class B Directors to serve three-year terms expiring in 2028.

Director Nominee		Number of Shares
Name	Class	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
John-Paul Besong	B	18,526,262	593,969	48,850	1,894,040
Matthew R. Foran	B	19,029,132	91,317	48,633	1,894,040
James W. Noyce	B	17,502,750	1,617,605	48,727	1,894,040
Proposal 2: Ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2025.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
20,308,968	710,013	44,141	—
Proposal 3: Shareholder advisory vote to approve the compensation of the Company’s named executive officers.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
18,516,805	639,903	12,374	1,894,040

Item 7.01. Regulation FD Disclosure.
A copy of the Company’s press release announcing the voting results of the Annual Meeting is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 99.1	Press release of United Fire Group, Inc. dated May 21, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 21, 2025	/s/ Kevin J. Leidwinger
Kevin J. Leidwinger, Chief Executive Officer
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